Exhibit 1.2

Underwriting Agreement

                                 March 22, 2011

BNP Paribas Securities Corp.

787 Seventh Avenue

New York, NY 10019

USA

J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

USA

Merrill Lynch, Pierce, Fenner & Smith Incorporated

One Bryant Park

New York, NY 10036

USA

SG Americas Securities, LLC

1221 Avenue of the Americas

New York, NY 10020

USA

As Representatives of the several Underwriters listed in Schedule 1 hereto

Ladies and Gentlemen:

Sanofi-aventis, a société anonyme organized under the laws of the Republic of France (R.C.S. Paris No. 395 030 844) (the “Company”), proposes to issue and sell to the several Underwriters listed in Schedule 1 hereto (the “Underwriters”), for whom you are acting as representatives (the “Representatives”):

•	$1,000,000,000 principal amount of its Floating Rate Notes due 2012 (“Tranche 1”);

•	$1,000,000,000 principal amount of its Floating Rate Notes due 2013 (“Tranche 2”);

•	$750,000,000 principal amount of its Floating Rate Notes due 2014 (“Tranche 3”);

•	$750,000,000 principal amount of its 1.625% Notes due 2014 (“Tranche 4”);

•	$1,500,000,000 principal amount of its 2.625% Notes due 2016 (“Tranche 5”);

•	$2,000,000,000 principal amount of its 4.000% Notes due 2021 (“Tranche 6”);

having the terms set forth in Schedule 2 hereto (the “Securities”). The Securities will be issued pursuant to an Indenture to be dated as of March 29, 2011 (the “Indenture”) between the Company and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”).

Subject to the terms and conditions and in reliance upon the representations and warranties set forth in this agreement (the “Underwriting Agreement”), the Company agrees to issue and sell the Securities to the several Underwriters named in Schedule 1 hereto, and each Underwriter, subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, agrees, severally and not jointly, to purchase from the Company the respective principal amount of Securities set forth opposite such Underwriter’s name in Schedule 1 hereto at a price equal to:

• Tranche 1:	99.900% of the principal amount of Securities issued under Tranche 1;

• Tranche 2:	99.825% of the principal amount of Securities issued under Tranche 2;

• Tranche 3:	99.750% of the principal amount of Securities issued under Tranche 3;

• Tranche 4:	99.613% of the principal amount of Securities issued under Tranche 4;

• Tranche 5:	99.139% of the principal amount of Securities issued under Tranche 5; and

• Tranche 6:	98.526% of the principal amount of Securities issued under Tranche 6;

plus accrued interest, if any, from March 29, 2011 to the Closing Date (as defined below). The Company will not be obligated to deliver any of the Securities except upon payment for all the Securities to be purchased as provided herein.

The Company understands that the Underwriters intend to make a public offering of the Securities as soon after the effectiveness of this Agreement as in the judgment of the Representatives is advisable, and initially to offer the Securities on the terms set forth in the Time of Sale Information and the Prospectus. Schedule 3 hereto sets forth information that together with (i) the Base Prospectus, as amended and supplemented to the date hereof, and (ii) the Preliminary Prospectus used most recently prior to the execution of this Underwriting Agreement, constitute the Time of Sale Information made available at the Time of Sale. The Time of Sale with respect to the Securities is defined as 5:45 P.M, New York City time. The Company acknowledges and agrees that the Underwriters may offer and sell Securities to or through any affiliate of an Underwriter and that any such affiliate may offer and sell Securities purchased by it to or through any Underwriter, all only under circumstances that result in compliance with the applicable rules and regulations of each jurisdiction in which such offer or sale may occur.

Payment for and delivery of the Securities shall be made at the offices of Jones Day, 2, rue Saint Florentin, 75001, Paris, France at 9:00 A.M., New York City time, on March 29, 2011, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representatives and the Company may agree upon in writing (the “Closing Date”).

Payment for the Securities shall be made by wire transfer in immediately available funds to the account(s) specified by the Company to the Representatives against delivery to the nominee of The Depository Trust Company, for the account of the Underwriters, of one or more global notes representing the Securities (collectively, the “Global Note”), with any transfer taxes payable in connection with the sale of the Securities duly paid by the Company. The Global Notes will be made available for inspection by the Representatives not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date.

The Company and the Underwriters acknowledge and agree that the only information relating to any Underwriter that has been furnished to the Company in writing by or on behalf of any Underwriter through the Representatives expressly for use in the Registration Statement, the Preliminary Prospectus, the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Time of Sale Information consists of that set forth on Schedule 5.

All provisions contained in the document entitled sanofi-aventis Debt Securities Underwriting Agreement Standard Provisions, attached hereto as Annex A are incorporated by reference herein in their entirety and shall be deemed to be a part of this Underwriting Agreement to the same extent as if such provisions had been set forth in full herein, except that if any term defined in such Underwriting Agreement Standard Provisions is otherwise defined herein, the definition set forth herein shall control. The forms of opinion referred to as Annexes B and C to the Underwriting Agreement in the Standard Provisions are attached hereto as Annexes B and C.

Each Underwriter agrees, subject to the terms and conditions and in reliance upon the representations and warranties set forth in the Underwriting Agreement, severally and not jointly, to pay to the Company its portion, pro rata to its commitment to purchase the Securities pursuant to this Agreement as reflected in Schedule 1 hereto, of the documented costs and expenses (including VAT or similar taxes if any) incurred by the Company in connection with the offering of the Securities and the related filing of the initial registration statement on Form F-3, up to a maximum of 5% of the total underwriting discounts.

This amount will be paid at the same time as payment of the purchase price of the Securities to be paid by the Underwriters pursuant to this Agreement.

This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

[Signature page follows]

If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

Very truly yours,

sanofi-aventis

By /s/ Christopher Viehbacher
Name: Christopher Viehbacher
Title: Chief Executive Officer

Accepted: March 22, 2011

For themselves and on behalf of the

several Underwriters listed

in Schedule 1 hereto.

BNP Paribas Securities Corp.		SG Americas Securities, LLC

By	/s/ Jim Turner	By	/s/ Arnaud Achour
	Authorized Signatory		Authorized Signatory
Name: Jim Turner		Name: Arnaud Achour
Title:		Title:

J.P. Morgan Securities LLC		Merrill Lynch, Pierce, Fenner & Smith Incorporated

By	/s/ Maria Sramek	By	/s/ James M. Probert
	Authorized Signatory		Authorized Signatory
Name: Maria Sramek		Name: James M. Probert
Title:		Title:

SCHEDULE 1

Underwriter	Principal USD amount of Tranche 1 Notes	Principal USD amount of Tranche 2 Notes	Principal USD amount of Tranche 3 Notes	Principal USD amount of Tranche 4 Notes	Principal USD amount of Tranche 5 Notes	Principal USD amount of Tranche 6 Notes
BNP Paribas Securities Corp.	183,300,000	183,300,000	137,475,000	137,475,000	274,950,000	366,600,000
SG Americas Securities, LLC	183,300,000	183,300,000	137,475,000	137,475,000	274,950,000	366,600,000
J.P. Morgan Securities LLC	183,400,000	183,400,000	137,550,000	137,550,000	275,100,000	366,800,000
Merrill Lynch, Pierce, Fenner & Smith Incorporated	100,000,000	100,000,000	75,000,000	75,000,000	150,000,000	200,000,000
RBS Securities Inc.	66,000,000	66,000,000	49,500,000	49,500,000	99,000,000	132,000,000
HSBC Securities (USA) Inc.	66,000,000	66,000,000	49,500,000	49,500,000	99,000,000	132,000,000
Deutsche Bank Securities Inc.	66,000,000	66,000,000	49,500,000	49,500,000	99,000,000	132,000,000
Santander Investment Securities Inc.	66,000,000	66,000,000	49,500,000	49,500,000	99,000,000	132,000,000
Credit Agricole Securities (USA) Inc.	66,000,000	66,000,000	49,500,000	49,500,000	99,000,000	132,000,000
Natixis Securities North America Inc.	10,000,000	10,000,000	7,500,000	7,500,000	15,000,000	20,000,000
Mitsubishi UFJ Securities (USA) Inc.	10,000,000	10,000,000	7,500,000	7,500,000	15,000,000	20,000,000
TOTAL	1,000,000,000	1,000,000,000	750,000,000	750,000,000	1,500,000,000	2,000,000,000

Schedule 2

This Schedule 2 includes by reference the contents of Schedule 4 to this Underwriting Agreement.

Schedule 3

The Final Term Sheets substantially in the form of Schedule 4 to the Underwriting Agreement or containing substantially the same information as contained in Schedule 4

Schedule 4

Final Term Sheet

sanofi-aventis S.A.

$1,000,000,000 Floating Rate Notes Due 2012

Issuer	sanofi-aventis S.A.

Format	SEC-registered global notes

Title	Floating Rate Notes due 2012

Total initial principal amount being issued	$1,000,000,000

Issue price	100%

Pricing date	March 22, 2011

Expected settlement date	March 29, 2011 (T+5)

Maturity date	March 28, 2012, unless earlier redeemed

Day count	Actual/360

Day count convention for interest	Modified following adjusted

Special mandatory redemption	Not applicable

Interest rate	The interest rate for the first interest period will be the 3-month U.S. dollar London Interbank Offered Rate (“LIBOR”), as determined on March 25, 2011, plus the spread (as defined below). Thereafter, the interest rate for any interest period will be 3-month U.S. dollar LIBOR (as defined below), as determined on the applicable interest determination date, plus the spread. The interest rate will be reset quarterly on each interest reset date.

Spread to LIBOR	5 bps

Date interest starts accruing	March 29, 2011

Interest payment dates	Each March 28, June 28, September 28 and December 28, subject to adjustment in accordance with the day count convention specified above.

First interest payment date	June 28, 2011

Interest reset dates	The interest reset date for each interest period other than the first interest period will be the first day of such interest period, subject to adjustment in accordance with the day count convention specified above.

Interest periods	The period beginning on, and including, an interest payment date and ending on, but not including, the following interest payment date; provided that the first interest period will begin on March 29, 2011, and will end on, but not include, the first interest payment date.

Interest determination date	The interest determination date relating to a particular interest reset date will be the day that is two London banking days preceding such interest reset date.

Business days for payment	Days which are both a New York business day and a London banking day.

New York business day	Any weekday on which banking or trust institutions in the City of New York are not authorized generally or obligated by law, regulation or executive order to close.

London banking day	Any day on which commercial banks are open for general business (including dealings in foreign exchange and foreign currency deposits) in London.

Regular record dates for interest	Each March 13, June 13, September 13 and December 13

Trustee and calculation agent	Deutsche Bank Trust Company Americas

Listing	None

Denominations	$2,000 and increments of $1,000

Expected ratings of the notes

CUSIP / ISIN	80105NAF2 / US80105NAF24

Managers	BNP PARIBAS
BofA Merrill Lynch
J.P. Morgan SOCIETE GENERALE

Credit Agricole CIB
Deutsche Bank Securities HSBC RBS
Santander

Calculation of U.S. Dollar Libor	With respect to any interest determination date, LIBOR will be the rate for deposits in U.S. dollars having a maturity of three months commencing on the interest reset date that appears on the designated LIBOR page as of 11:00 a.m., London time, on that interest determination date (as defined above). If no rate appears, LIBOR, in respect of that interest determination date, will be determined as follows: the calculation agent will request the principal London offices of each of four major reference banks in the London interbank market (which may include the calculation agent, the paying agents or their affiliates), as selected by the calculation agent (after consultation with the Issuer), to provide the calculation agent with its offered quotation for deposits in U.S. dollars for the period of three months, commencing on the interest reset date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that interest determination date and in a principal amount that is representative for a single transaction in U.S. dollars in that market at that time. If at least two quotations are provided, then LIBOR on that interest determination date will be the arithmetic mean of those quotations (rounded if necessary to the nearest one hundred-thousandth of a percentage point, with 0.000005 being rounded upwards). If fewer than two quotations are provided, then LIBOR on the interest determination date will be the arithmetic mean (rounded if necessary to the nearest one hundred-thousandth of a percentage point, with 0.000005 being rounded upwards) of the rates quoted at approximately 11:00 a.m., New York City time, on the interest determination date by three major banks in The City of New York (which may include the calculation agent, the paying agents or their affiliates) selected by the calculation agent (after consultation with the Issuer) for loans in U.S. dollars to leading European banks, having a three-month maturity and in a principal amount that is representative for a single transaction in U.S. dollars in that market at that time; provided, however, that if the banks selected by the calculation agent are not providing quotations in the manner described by this sentence, LIBOR determined as of that interest determination date will be LIBOR in effect on that interest determination date. The designated LIBOR page is the Reuters screen “LIBOR01”, or any successor service for the purpose of displaying the London interbank rates of major banks for U.S. dollars. The Reuters screen “LIBOR01” is the display designated as the Reuters screen “LIBOR01”, or such other page as may replace the Reuters screen “LIBOR01” on that service or such other service or services as may be denominated by the British Bankers’ Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits. All calculations made by the calculation agent for the purposes of calculating the interest rate on the Floating Rate Notes shall be conclusive and binding on the holders of Floating Rate Notes, the Issuer and the trustee, absent manifest error.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, copies may be obtained from BNP PARIBAS, toll free at 1-800-854-5674; BofA Merrill Lynch, toll free at 1-800-294-1322; J.P. Morgan, collect at 1-212-834-4533; or SOCIETE GENERALE, collect at 1-212-278-7631.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

Final Term Sheet

sanofi-aventis S.A.

$1,000,000,000 Floating Rate Notes Due 2013

Issuer	sanofi-aventis S.A.

Format	SEC-registered global notes

Title	Floating Rate Notes due 2013

Total initial principal amount being issued	$1,000,000,000

Issue price	100%

Pricing date	March 22, 2011

Expected settlement date	March 29, 2011 (T+5)

Maturity date	March 28, 2013, unless earlier redeemed

Day count	Actual/360

Day count convention for interest	Modified following adjusted

Special mandatory redemption	Not applicable

Interest rate	The interest rate for the first interest period will be the 3-month U.S. dollar London Interbank Offered Rate (“LIBOR”), as determined on March 25, 2011, plus the spread (as defined below). Thereafter, the interest rate for any interest period will be 3-month U.S. dollar LIBOR (as defined below), as determined on the applicable interest determination date, plus the spread. The interest rate will be reset quarterly on each interest reset date.

Spread to LIBOR	20 bps

Date interest starts accruing	March 29, 2011

Interest payment dates	Each March 28, June 28, September 28 and December 28, subject to adjustment in accordance with the day count convention specified above.

First interest payment date	June 28, 2011

Interest reset dates	The interest reset date for each interest period other than the first interest period will be the first day of such interest period, subject to adjustment in accordance with the day count convention specified above.

Interest periods	The period beginning on, and including, an interest payment date and ending on, but not including, the following interest payment date; provided that the first interest period will begin on March 29, 2011, and will end on, but not include, the first interest payment date.

Interest determination date	The interest determination date relating to a particular interest reset date will be the day that is two London banking days preceding such interest reset date.

Business days for payment	Days which are both a New York business day and a London banking day.

New York business day	Any weekday on which banking or trust institutions in the City of New York are not authorized generally or obligated by law, regulation or executive order to close.

London banking day	Any day on which commercial banks are open for general business (including dealings in foreign exchange and foreign currency deposits) in London.

Regular record dates for interest	Each March 13, June 13, September 13 and December 13

Trustee and calculation agent	Deutsche Bank Trust Company Americas

Listing	None

Denominations	$2,000 and increments of $1,000

Expected ratings of the notes

CUSIP / ISIN	80105NAE5 / US80105NAE58

Managers	BNP PARIBAS
BofA Merrill Lynch
J.P. Morgan SOCIETE GENERALE

Credit Agricole CIB
Deutsche Bank Securities HSBC RBS
Santander

Calculation of U.S. Dollar Libor	With respect to any interest determination date, LIBOR will be the rate for deposits in U.S. dollars having a maturity of three months commencing on the interest reset date that appears on the designated LIBOR page as of 11:00 a.m., London time, on that interest determination date (as defined above). If no rate appears, LIBOR, in respect of that interest determination date, will be determined as follows: the calculation agent will request the principal London offices of each of four major reference banks in the London interbank market (which may include the calculation agent, the paying agents or their affiliates), as selected by the calculation agent (after consultation with the Issuer), to provide the calculation agent with its offered quotation for deposits in U.S. dollars for the period of three months, commencing on the interest reset date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that interest determination date and in a principal amount that is representative for a single transaction in U.S. dollars in that market at that time. If at least two quotations are provided, then LIBOR on that interest determination date will be the arithmetic mean of those quotations (rounded if necessary to the nearest one hundred-thousandth of a percentage point, with 0.000005 being rounded upwards). If fewer than two quotations are provided, then LIBOR on the interest determination date will be the arithmetic mean (rounded if necessary to the nearest one hundred-thousandth of a percentage point, with 0.000005 being rounded upwards) of the rates quoted at approximately 11:00 a.m., New York City time, on the interest determination date by three major banks in The City of New York (which may include the calculation agent, the paying agents or their affiliates) selected by the calculation agent (after consultation with the Issuer) for loans in U.S. dollars to leading European banks, having a three-month maturity and in a principal amount that is representative for a single transaction in U.S. dollars in that market at that time; provided, however, that if the banks selected by the calculation agent are not providing quotations in the manner described by this sentence, LIBOR determined as of that interest determination date will be LIBOR in effect on that interest determination date. The designated LIBOR page is the Reuters screen “LIBOR01”, or any successor service for the purpose of displaying the London interbank rates of major banks for U.S. dollars. The Reuters screen “LIBOR01” is the display designated as the Reuters screen “LIBOR01”, or such other page as may replace the Reuters screen “LIBOR01” on that service or such other service or services as may be denominated by the British Bankers’ Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits. All calculations made by the calculation agent for the purposes of calculating the interest rate on the Floating Rate Notes shall be conclusive and binding on the holders of Floating Rate Notes, the Issuer and the trustee, absent manifest error.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, copies may be obtained from BNP PARIBAS, toll free at 1-800-854-5674; BofA Merrill Lynch, toll free at 1-800-294-1322; J.P. Morgan, collect at 1-212-834-4533; or SOCIETE GENERALE, collect at 1-212-278-7631.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

Final Term Sheet

sanofi-aventis S.A.

$750,000,000 Floating Rate Notes Due 2014

Issuer	sanofi-aventis S.A.

Format	SEC-registered global notes

Title	Floating Rate Notes due 2014

Total initial principal amount being issued	$750,000,000

Issue price	100%

Pricing date	March 22, 2011

Expected settlement date	March 29, 2011 (T+5)

Maturity date	March 28, 2014, unless earlier redeemed

Day count	Actual/360

Day count convention for interest	Modified following adjusted

Special mandatory redemption	Redemption at 101% plus accrued interest if (i) the pending exchange offer in relation to Genzyme Corporation has not been consummated under the related merger agreement between sanofi-aventis S.A. and Genzyme Corporation on or before September 30, 2011 or (ii) prior to the exchange offer being consummated, the merger agreement is terminated at any time, as more fully described in the preliminary prospectus supplement.

Special mandatory redemption date	October 31, 2011 (if our pending exchange offer in relation to Genzyme Corporation has not been consummated under the related merger agreement between us and Genzyme Corporation on or before September 30, 2011) or 30 days after the merger agreement between us and Genzyme Corporation is terminated (if, prior to the exchange offer being consummated, the merger agreement is terminated at any time), as more fully described in the preliminary prospectus supplement.

Interest rate	The interest rate for the first interest period will be the 3-month U.S. dollar London Interbank Offered Rate (“LIBOR”), as determined on March 25, 2011, plus the spread (as defined below). Thereafter, the interest rate for any interest period will be 3-month U.S. dollar LIBOR (as defined below), as determined on the applicable interest determination date, plus the spread. The interest rate will be reset quarterly on each interest reset date.

Spread to LIBOR	31 bps

Date interest starts accruing	March 29, 2011

Interest payment dates	Each March 28, June 28, September 28 and December 28, subject to adjustment in accordance with the day count convention specified above.

First interest payment date	June 28, 2011

Interest reset dates	The interest reset date for each interest period other than the first interest period will be the first day of such interest period, subject to adjustment in accordance with the day count convention specified above.

Interest periods	The period beginning on, and including, an interest payment date and ending on, but not including, the following Interest payment date; provided that the first interest period will begin on March 29, 2011, and will end on, but not include, the first interest payment date.

Interest determination date	The interest determination date relating to a particular interest reset date will be the day that is two London banking days preceding such interest reset date.

Business days for payment	Days which are both a New York business day and a London banking day.

New York business day	Any weekday on which banking or trust institutions in the City of New York are not authorized generally or obligated by law, regulation or executive order to close.

London banking day	Any day on which commercial banks are open for general business (including dealings in foreign exchange and foreign currency deposits) in London.

Regular record dates for interest	Each March 13, June 13, September 13 and December 13

Trustee and calculation agent	Deutsche Bank Trust Company Americas

Listing	None

Denominations	$2,000 and increments of $1,000

Expected ratings of the notes

CUSIP / ISIN	80105NAC9 / US80105NAC92

Managers	BNP PARIBAS
BofA Merrill Lynch
J.P. Morgan SOCIETE GENERALE

Credit Agricole CIB
Deutsche Bank Securities HSBC RBS
Santander

Calculation of U.S. Dollar Libor	With respect to any interest determination date, LIBOR will be the rate for deposits in U.S. dollars having a maturity of three months commencing on the interest reset date that appears on the designated LIBOR page as of 11:00 a.m., London time, on that interest determination date (as defined above). If no rate appears, LIBOR, in respect of that interest determination date, will be determined as follows: the calculation agent will request the principal London offices of each of four major reference banks in the London interbank market (which may include the calculation agent, the paying agents or their affiliates), as selected by the calculation agent (after consultation with the Issuer), to provide the calculation agent with its offered quotation for deposits in U.S. dollars for the period of three months, commencing on the interest reset date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that interest determination date and in a principal amount that is representative for a single transaction in U.S. dollars in that market at that time. If at least two quotations are provided, then LIBOR on that interest determination date will be the arithmetic mean of those quotations (rounded if necessary to the nearest one hundred-thousandth of a percentage point, with 0.000005 being rounded upwards). If fewer than two quotations are provided, then LIBOR on the interest determination date will be the arithmetic mean (rounded if necessary to the nearest one hundred-thousandth of a percentage point, with 0.000005 being rounded upwards) of the rates quoted at approximately 11:00 a.m., New York City time, on the interest determination date by three major banks in The City of New York (which may include the calculation agent, the paying agents or their affiliates) selected by the calculation agent (after consultation with the Issuer) for loans in U.S. dollars to leading European banks, having a three-month maturity and in a principal amount that is representative for a single transaction in U.S. dollars in that market at that time; provided, however, that if the banks selected by the calculation agent are not providing quotations in the manner described by this sentence, LIBOR determined as of that interest determination date will be LIBOR in effect on that interest determination date. The designated LIBOR page is the Reuters screen “LIBOR01”, or any successor service for the purpose of displaying the London interbank rates of major banks for U.S. dollars. The Reuters screen “LIBOR01” is the display designated as the Reuters screen “LIBOR01”, or such other page as may replace the Reuters screen “LIBOR01” on that service or such other service or services as may be denominated by the British Bankers’ Association for the purpose of displaying London interbank offered rates for U.S. dollar deposits. All calculations made by the calculation agent for the purposes of calculating the interest rate on the Floating Rate Notes shall be conclusive and binding on the holders of Floating Rate Notes, the Issuer and the trustee, absent manifest error.

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, copies may be obtained from BNP PARIBAS, toll free at 1-800-854-5674; BofA Merrill Lynch, toll free at 1-800-294-1322; J.P. Morgan, collect at 1-212-834-4533; or SOCIETE GENERALE, collect at 1-212-278-7631.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

Final Term Sheet

sanofi-aventis S.A.

$750,000,000 1.625% Notes Due 2014

Issuer	sanofi-aventis S.A.

Format	SEC-registered global notes

Title	1.625% Notes due 2014

Total initial principal amount being issued	$750,000,000

Issue price	99.863%

Pricing date	March 22, 2011

Expected settlement date	March 29, 2011 (T+5)

Maturity date	March 28, 2014, unless earlier redeemed

Day count	30/360

Day count convention	Following unadjusted

Optional redemption	Make-whole call at Treasury Rate plus 10 bps

Special mandatory redemption	Redemption at 101% plus accrued interest if (i) the pending exchange offer in relation to Genzyme Corporation has not been consummated under the related merger agreement between sanofi-aventis S.A. and Genzyme Corporation on or before September 30, 2011 or (ii) prior to the exchange offer being consummated, the merger agreement is terminated at any time, as more fully described in the preliminary prospectus supplement.

Special mandatory redemption date	October 31, 2011 (if our pending exchange offer in relation to Genzyme Corporation has not been consummated under the related merger agreement between us and Genzyme Corporation on or before September 30, 2011) or 30 days after the merger agreement between us and Genzyme Corporation is terminated (if, prior to the exchange offer being consummated, the merger agreement is terminated at any time), as more fully described in the preliminary prospectus supplement.

Interest rate	1.625% per annum

Benchmark Treasury	1.250% due March 2014

Benchmark Treasury price	100-12

Benchmark Treasury yield	1.122%

Spread to Benchmark Treasury	55 bps

Yield to maturity	1.672%

Date interest starts accruing	March 29, 2011

Interest payment dates	Each March 28 and September 28

First interest payment date	September 28, 2011

Regular record dates for interest	Each March 13 and September 13

Trustee	Deutsche Bank Trust Company Americas

Listing	None

Denominations	$2,000 and increments of $1,000

Expected ratings of the notes

CUSIP / ISIN	80105NAB1 / US80105NAB10

Managers	BNP PARIBAS
BofA Merrill Lynch
J.P. Morgan SOCIETE GENERALE

Credit Agricole CIB
Deutsche Bank Securities HSBC RBS
Santander

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, copies may be obtained from BNP PARIBAS, toll free at 1-800-854-5674; BofA Merrill Lynch, toll free at 1-800-294-1322; J.P. Morgan, collect at 1-212-834-4533; or SOCIETE GENERALE, collect at 1-212-278-7631.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

Final Term Sheet

sanofi-aventis S.A.

$1,500,000,000 2.625% Notes Due 2016

Issuer	sanofi-aventis S.A.

Format	SEC-registered global notes

Title	2.625% Notes due 2016

Total initial principal amount being issued	$1,500,000,000

Issue price	99.489%

Pricing date	March 22, 2011

Expected settlement date	March 29, 2011 (T+5)

Maturity date	March 29, 2016, unless earlier redeemed

Day count	30/360

Day count convention	Following unadjusted

Optional redemption	Make-whole call at Treasury Rate plus 15 bps

Special mandatory redemption	Redemption at 101% plus accrued interest if (i) the pending exchange offer in relation to Genzyme Corporation has not been consummated under the related merger agreement between sanofi-aventis S.A. and Genzyme Corporation on or before September 30, 2011 or (ii) prior to the exchange offer being consummated, the merger agreement is terminated at any time, as more fully described in the preliminary prospectus supplement.

Special mandatory redemption date	October 31, 2011 (if our pending exchange offer in relation to Genzyme Corporation has not been consummated under the related merger agreement between us and Genzyme Corporation on or before September 30, 2011) or 30 days after the merger agreement between us and Genzyme Corporation is terminated (if, prior to the exchange offer being consummated, the merger agreement is terminated at any time), as more fully described in the preliminary prospectus supplement.

Interest rate	2.625% per annum

Benchmark Treasury	2.125% due February 2016

Benchmark Treasury price	100-13+

Benchmark Treasury yield	2.035%

Spread to Benchmark Treasury	70 bps

Yield to maturity	2.735%

Date interest starts accruing	March 29, 2011

Interest payment dates	Each March 29 and September 29

First interest payment date	September 29, 2011

Regular record dates for interest	Each March 14 and September 14

Trustee	Deutsche Bank Trust Company Americas

Listing	None

Denominations	$2,000 and increments of $1,000

Expected ratings of the notes

CUSIP / ISIN	80105NAD7 / US80105NAD75

Managers	BNP PARIBAS
BofA Merrill Lynch
J.P. Morgan SOCIETE GENERALE

Credit Agricole CIB
Deutsche Bank Securities HSBC RBS
Santander

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, copies may be obtained from BNP PARIBAS, toll free at 1-800-854-5674; BofA Merrill Lynch, toll free at 1-800-294-1322; J.P. Morgan, collect at 1-212-834-4533; or SOCIETE GENERALE, collect at 1-212-278-7631.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

Final Term Sheet

sanofi-aventis S.A.

$2,000,000,000 4.000% Notes Due 2021

Issuer	sanofi-aventis S.A.

Format	SEC-registered global notes

Title	4.000% Notes due 2021

Total initial principal amount being issued	$2,000,000,000

Issue price	98.976%

Pricing date	March 22, 2011

Expected settlement date	March 29, 2011 (T+5)

Maturity date	March 29, 2021, unless earlier redeemed

Day count	30/360

Day count convention	Following unadjusted

Optional redemption	Make-whole call at Treasury Rate plus 15 bps

Special mandatory redemption	Redemption at 101% plus accrued interest if (i) the pending exchange offer in relation to Genzyme Corporation has not been consummated under the related merger agreement between sanofi-aventis S.A. and Genzyme Corporation on or before September 30, 2011 or (ii) prior to the exchange offer being consummated, the merger agreement is terminated at any time, as more fully described in the preliminary prospectus supplement.

Special mandatory redemption date	October 31, 2011 (if our pending exchange offer in relation to Genzyme Corporation has not been consummated under the related merger agreement between us and Genzyme Corporation on or before September 30, 2011) or 30 days after the merger agreement between us and Genzyme Corporation is terminated (if, prior to the exchange offer being consummated, the merger agreement is terminated at any time), as more fully described in the preliminary prospectus supplement.

Interest rate	4.000% per annum

Benchmark Treasury	3.625% due February 2021

Benchmark Treasury price	102-16

Benchmark Treasury yield	3.326%

Spread to Benchmark Treasury	80 bps

Yield to maturity	4.126%

Date interest starts accruing	March 29, 2011

Interest payment dates	Each March 29 and September 29

First interest payment date	September 29, 2011

Regular record dates for interest	Each March 14 and September 14

Trustee	Deutsche Bank Trust Company Americas

Listing	None

Denominations	$2,000 and increments of $1,000

Expected ratings of the notes

CUSIP / ISIN	80105NAG0 / US80105NAG07

Managers	BNP PARIBAS
BofA Merrill Lynch
J.P. Morgan SOCIETE GENERALE

Credit Agricole CIB
Deutsche Bank Securities HSBC RBS
Santander

The issuer has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, copies may be obtained from BNP PARIBAS, toll free at 1-800-854-5674; BofA Merrill Lynch, toll free at 1-800-294-1322; J.P. Morgan, collect at 1-212-834-4533; or SOCIETE GENERALE, collect at 1-212-278-7631.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR BELOW ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.

Schedule 5

Underwriter Information

•	The marketing names of the Underwriters on the cover page of the Preliminary Prospectus and the Prospectus

•	The legal names of the Underwriters in the table under the heading “Underwriting” of the Preliminary Prospectus and the Prospectus, and the second paragraph following such table

•	The paragraphs under the sub-heading “Price Stabilization and Short Positions” (under the heading “Underwriting”) of the Preliminary Prospectus and the Prospectus

Annex A

sanofi-aventis

Debt Securities

Underwriting Agreement Standard Provisions

From time to time, sanofi-aventis, a société anonyme organized under the laws of the Republic of France (R.C.S. Paris No. 395 030 844) (the “Company”), may enter into one or more underwriting agreements that incorporate by reference these Standard Provisions (collectively with these Standard Provisions, an “Underwriting Agreement”) that provide for the sale of the securities designated in such Underwriting Agreement (the “Securities”) to the several Underwriters named therein (the “Underwriters”), for whom the Underwriter(s) named therein shall act as representative(s) (the “Representative(s)”). The Underwriting Agreement, including these Standard Provisions, is sometimes referred to herein as the “Agreement.” The Securities will be issued pursuant to an indenture to be dated as of March 29, 2011 (the “Indenture”) between the Company and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”).

1. Registration Statement. The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”), a registration statement on Form F-3 (File No. 333-165472), including a prospectus (the “Base Prospectus”), relating to the debt securities to be issued from time to time by the Company. The Company has also filed, or proposes to file, with the Commission pursuant to Rule 424 under the Securities Act a prospectus supplement specifically relating to the Securities (the “Prospectus Supplement”). Such registration statement, as amended at the time it becomes effective, including the information, if any, deemed pursuant to Rule 430A, 430B or 430C under the Securities Act to be part of the registration statement at the time of its effectiveness (“Rule 430 Information”), is referred to herein as the “Registration Statement”; and as used herein, the term “Prospectus” means the Base Prospectus as supplemented by a Prospectus Supplement specifically relating to the Securities in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with confirmation of sales of the Securities and the term “Preliminary Prospectus” means the preliminary prospectus supplement specifically relating to the Securities together with the Base Prospectus. Any reference in this Agreement to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 6 of Form F-3 under the Securities Act, as of the effective date of the Registration Statement or the date of such Preliminary Prospectus or the Prospectus, as the case may be. Any reference to “amend”, “amendment” or “supplement” with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”) that are deemed to be incorporated by reference therein. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus.

Annex A

At or prior to the time when sales of the Securities will be first made, the Company will prepare certain information, identified in Schedule 3 to the Underwriting Agreement for such offering of Securities, which together with the Preliminary Prospectus used most recently prior to the execution of the Underwriting Agreement, constitute the “Time of Sale Information.” The “Time of Sale” with respect to the Securities will be defined in the Underwriting Agreement.

2. Purchase of the Securities by the Underwriters.

(a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to issue and sell the Securities to the several Underwriters named in the Underwriting Agreement, and each Underwriter, subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, agrees, severally and not jointly, to purchase from the Company the respective principal amount of Securities set forth opposite such Underwriter’s name in the Underwriting Agreement at the purchase price set forth in the Underwriting Agreement.

(b) The Company understands that the Underwriters intend to make a public offering of the Securities in the United States as soon after the execution of the Underwriting Agreement as in the judgment of the Representative(s) is advisable, and initially to offer the Securities on the terms set forth in the Time of Sale Information and the Prospectus. Unless otherwise agreed in the Underwriting Agreement, the Company and the Underwriters agree that no offer or sale of Notes has been made or will be made in any jurisdiction outside of the United States in which a filing or registration, with, or authorization, approval, consent, license, order, qualification or decree of, any court or governmental or other authority or agency in such jurisdiction, or the preparation of a prospectus, is or would be necessary or required with respect to such offer or sale. Each of the Company and the Underwriters acknowledges and agrees that the Underwriters may offer and sell Securities to or through any affiliate of an Underwriter and that any such affiliate may offer and sell Securities purchased by it to or through any Underwriter, all only under circumstances that result in compliance by the Underwriter and any of its affiliates with (i) the applicable rules and regulations of each jurisdiction in which such offer or sale may occur and (ii) the provisions of the Underwriting Agreement.

(c) Payment for and delivery of the Securities will be made at the time and place set forth in the Underwriting Agreement. The time and date of such payment and delivery is referred to herein as the “Closing Date.”

Annex A

(d) The Company acknowledges and agrees that the Underwriters named in the Underwriting Agreement are acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to any offering of Securities contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person. Additionally, no such Underwriter is advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and such Underwriters shall have no responsibility or liability to the Company with respect thereto.

3. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter as of the date hereof and as of the Closing Date, that:

(a) Registration Statement and Prospectus. The Registration Statement is an “automatic shelf registration statement” as defined under Rule 405 of the Securities Act that has been filed with the Commission not earlier than three years prior to the date hereof; and no notice of objection of the Commission to the use of such registration statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act has been received by the Company. No order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering has been initiated or threatened by the Commission; as of the effective date of the Registration Statement and any amendment thereto, the Registration Statement complied and will comply in all material respects with the Securities Act and the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Trust Indenture Act”), and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the date of the Prospectus and any amendment or supplement thereto and as of the Closing Date, the Prospectus complied and will comply in all material respects with the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to (i) that part of the Registration Statement that constitutes the Statement of Eligibility and Qualification (Form T-1) of the Trustee under the Trust Indenture Act or (ii) any statements or omissions in the Registration Statement and the Prospectus and any amendment or supplement thereto made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by or on behalf of such Underwriter through the Representative(s) expressly for use therein.

Annex A

(b) Time of Sale Information. The Time of Sale Information, at the Time of Sale and as of the Closing Date, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by or on behalf of such Underwriter through the Representative(s) expressly for use in such Time of Sale Information.

(c) Issuer Free Writing Prospectus. Other than any Preliminary Prospectus and the Prospectus, the Company (including its agents and representatives, other than the Underwriters in their capacity as such) has not made, used, prepared, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Securities Act) that constitutes an offer to sell or solicitation of an offer to buy the Securities (each such communication by the Company or its agents and representatives (other than a communication referred to in clause (i) below) an “Issuer Free Writing Prospectus”) other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Securities Act or Rule 134 under the Securities Act or (ii) the documents listed on Schedule 3 to the Underwriting Agreement and other written communications approved in writing in advance by the Representative(s). Each such Issuer Free Writing Prospectus complied in all material respects with the Securities Act, has been or will be filed in accordance with the Securities Act (to the extent required thereby) and, when taken together with any Preliminary Prospectus accompanying, or delivered prior to delivery of, or filed prior to the first use of such Issuer Free Writing Prospectus, did not, and at the Closing Date will not, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in each such Issuer Free Writing Prospectus in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by or on behalf of such Underwriter through the Representative(s) expressly for use in any Issuer Free Writing Prospectus. Each Issuer Free Writing Prospectus does not include any information that conflicts with the information contained in the Registration Statement, including any document incorporated therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified.

(d) Incorporated Documents. The documents incorporated by reference in the Registration Statement, the Prospectus and the Time of Sale Information, when filed with the Commission, complied in all material respects with the requirements of the Exchange Act and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Prospectus or the Time of Sale Information, when such documents become effective or are filed with the Commission, as the case may be, will comply in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

Annex A

(e) Financial Statements. The consolidated financial statements and the related notes thereto included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present fairly the financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with International Financial Reporting Standards as issued by the International Accounting Standards Board (“IFRS”) applied on a consistent basis throughout the periods covered thereby, and the supporting schedules included or incorporated by reference in the Registration Statement present fairly the information required to be stated therein; and the other financial information included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus has been derived from the accounting records of the Company and its subsidiaries and has been compiled on a basis consistent with that of the audited financial statements included or incorporated by reference into the Registration Statement, the Time of Sale Information and the Prospectus and presents fairly the information shown thereby.

(f) No Material Adverse Change. Except as otherwise disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement, the Time of Sale Information and the Prospectus, there has been no material adverse change in the financial or business condition of the Company and its subsidiaries, considered as one entity (a “Material Adverse Effect”).

(g) Organization and Good Standing. The Company and, except as would not, individually or in the aggregate have a Material Adverse Effect, each of its subsidiaries have been duly organized and are validly existing and in good standing (where applicable) under the laws of their respective jurisdictions of organization/ Except as would not individually or in the aggregate have a Material Adverse Effect, the Company and each of its subsidiaries are duly qualified to do business and are in good standing (where applicable) in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged

Annex A

(h) Capitalization. The Company has an issued and outstanding capitalization as set forth in the Registration Statement, the Time of Sale Information and the Prospectus under the heading “Capitalization”; and all the outstanding shares of capital stock or other equity interests of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid up and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party (except in each case as otherwise described in the Registration Statement, the Time of Sale Information and the Prospectus and except to the extent that such failure or absence to have been duly and validly authorized, to be fully paid up and to be owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any such other claim of any third party would not, individually or in the aggregate, have a Material Adverse Effect ).

(i) Due Authorization. The Company has full right, power and authority to execute and deliver this Agreement, the Securities and the Indenture (collectively, the “Transaction Documents”) and to perform its obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated thereby has been duly and validly taken.

(j) The Indenture. The Indenture has been duly authorized by the Company and upon effectiveness of the Registration Statement was or will have been duly qualified under the Trust Indenture Act and, when duly executed and delivered in accordance with its terms by each of the parties, will constitute a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors’ rights generally and to general principles of equity, and to any applicable mandatory rules of international and French public order and public policy (collectively, the “Enforceability Exceptions”).

(k) The Securities. The Securities have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered as provided in the Indenture and paid for as provided herein, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

(l) Underwriting Agreement. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

(m) Descriptions of the Transaction Documents. Each Transaction Document conforms in all material respects to the description thereof contained in the Registration Statement, the Time of Sale Information and the Prospectus.

Annex A

(n) No Violation or Default. (i) The Company is not in violation of its charter or by-laws or similar organizational documents, (ii) none of the Company’s subsidiaries are in violation of their respective charters or similar organizational documents and (iii) neither the Company nor any of its subsidiaries are (x) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject or (y) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

(o) No Conflicts. The execution, delivery and performance by the Company of each of the Transaction Documents, the issuance and sale of the Securities and compliance by the Company with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not (i) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company, (ii) result in any violation of the provisions of the charter or by-laws or similar documents of any of the Company’s subsidiaries, (iii) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject or (iv) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii), (iii) and (iv) above, for any such conflict, breach, violation, default, lien, charge or encumbrance that would not, individually or in the aggregate, have a Material Adverse Effect.

(p) No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of each of the Transaction Documents, the issuance and sale of the Securities and compliance by the Company with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for the registration of the Securities under the Securities Act, the qualification of the Indenture under the Trust Indenture Act and such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws in connection with the purchase and distribution of the Securities by the Underwriters.

(q) Legal Proceedings. Except as described in the Registration Statement, the Time of Sale Information and the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is or may be a party or to which any property of the Company or any of its subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, would have a Material Adverse Effect; no such investigations, actions, suits or proceedings are to the best knowledge of the Company, threatened or contemplated by any governmental or regulatory authority or threatened by others; and there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Registration Statement that are not so described in the Registration Statement, the Time of Sale Information and the Prospectus.

Annex A

(r) Independent Accountants. PricewaterhouseCoopers Audit and Ernst & Young Audit, who have certified certain financial statements of the Company and its consolidated subsidiaries, are each an independent registered public accounting firm with respect to the Company within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act.

(s) Investment Company Act. The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Registration Statement, the Time of Sale Information and the Prospectus, will not be an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, “Investment Company Act”).

(t) Title to Intellectual Property. Except as would not, individually or in the aggregate, have a Material Adverse Effect, the Company and its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) (collectively, “Intellectual Property”) necessary for the conduct of their respective businesses; and the conduct of their respective businesses does not conflict in any material respect with any such rights of others, and except as described in the Registration Statement, the Time of Sale Information and the Prospectus, the Company and its subsidiaries have not received any notice or are otherwise aware of any claim of infringement or conflict with any such rights of others with respect to any Intellectual Property or of any facts or circumstances which would render the Intellectual Property invalid or inadequate to protect the interests of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, individually or in the aggregate, would have a Material Adverse Effect.

(u) Disclosure Controls. The Company maintains an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that is designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company has carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

Annex A

(v) Accounting Controls. The Company maintains systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) applicable to it and its subsidiaries, which comply with the requirements of the Exchange Act and have been designed by, or under the supervision of, their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with IFRS, including, but not limited to internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with IFRS and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, there are no material weaknesses in the Company’s internal controls.

(w) Taxes. The Company and its subsidiaries have paid all federal, state, local and foreign taxes and filed all tax returns required to be paid or filed through the date hereof, except where the failure to do so would not, individually or in the aggregate, have a Material Adverse Effect; and except as otherwise disclosed in the Registration Statement, the Time of Sale Information and the Prospectus or as would not, individually or in the aggregate, have a Material Adverse Effect, there is no material tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets.

(x) Compliance With Environmental Laws. Except as described in the Registration Statement, the Time of Sale Information and the Prospectus and except as would not, individually or in the aggregate, have a Material Adverse Effect, (i) the Company and its subsidiaries (x) are, and at all prior times were, in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, requirements, decisions and orders relating to the protection of the environment, natural resources, hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”); (y) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (z) have not received notice of any actual or potential liability under or relating to any Environmental Laws and have no knowledge of any event or condition that would reasonably be expected to result in any such notice, and (ii) there are no costs or liabilities associated with Environmental Laws of or relating to the Company or its subsidiaries and (iii) there are no proceedings that are pending, or that are known to be contemplated, against the Company or any of its subsidiaries under any Environmental Laws in which a governmental entity is also a party.

Annex A

(y) Licenses and Permits. The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations necessary for the conduct of their respective businesses as described in the Registration Statement, the Time of Sale Information and the Prospectus, except where the failure to possess the same would not, individually or in the aggregate, have a Material Adverse Effect; and except as described in the Registration Statement, the Time of Sale Information and the Prospectus, neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course, except where any such revocation, modification or non-renewal would not, individually or in the aggregate, have a Material Adverse Effect.

(z) No Stabilization. The Company has not taken any action designed to or that would cause or result in stabilization or manipulation of the price of the Securities, in violation of applicable laws.

(aa) Status under the Securities Act. The Company is not an ineligible issuer and is a well-known seasoned issuer, in each case as defined under the Securities Act, and in each case at the times specified in the Securities Act in connection with the offering of the Securities.

4. Further Agreements of the Company. The Company covenants and agrees with each Underwriter that:

(a) Filings with the Commission. The Company will (i) pay the registration fees for this offering within the time period required by Rule 456(b)(1)(i) under the Securities Act (without giving effect to the proviso therein) and in any event prior to the Closing Date and (ii) file the Prospectus in a form approved by the Underwriters with the Commission pursuant to Rule 424 under the Securities Act not later than the close of business on the second business day following the date of determination of the public offering price of the Securities or, if applicable, such earlier time as may be required by Rule 424(b) and Rule 430A, 430B or 430C under the Securities Act. The Company will file any Issuer Free Writing Prospectus to the extent required by Rule 433 under the Securities Act; and the Company will furnish copies of the Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered) to the Underwriters in New York City prior to 10:00 A.M., New York City time, on the second business day next succeeding the date of this Agreement in such quantities as the Representative(s) may reasonably request.

(b) Delivery of Copies. The Company will deliver, without charge, (i) to the Representative(s), one signed copy of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith and documents incorporated by reference therein; and (ii) to each Underwriter, (A) a conformed copy of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith and (B) during the Prospectus Delivery Period (as defined below), as many copies of the Prospectus (including all amendments and supplements thereto and documents incorporated by reference therein) and each Issuer Free Writing Prospectus (if applicable) as the Representative(s) may reasonably request. As used herein, the term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the Securities during which, in the opinion of counsel for the Underwriters, a prospectus relating to the Securities is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Securities by any Underwriter or dealer.

Annex A

(c) Issuer Free Writing Prospectus. The Company (including its agents and representatives, other than the Underwriters in their capacity as such) agrees that, unless it has obtained or will obtain, as the case may be, the prior written consent of the Representative(s), it has not made and will not make any offer relating to the Securities that would constitute an Issuer Free Writing Prospectus or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405) required to be filed by the Company with the Commission or retained by the Company under Rule 433; provided that the prior written consent of the Representative(s) shall be deemed to have been given in respect of the Issuer Free Writing Prospectuses, if any, included on Schedule 3 to the Underwriting Agreement.

(d) Amendments or Supplements; Issuer Free Writing Prospectuses. Before preparing, using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, and before filing any amendment or supplement to the Registration Statement or the Prospectus, the Company will furnish to the Representative(s) and counsel for the Underwriters a copy of the proposed Issuer Free Writing Prospectus, amendment or supplement for review and will not prepare, use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus or file any such proposed amendment or supplement to which the Representative(s) reasonably object(s) unless, in the case of a filing, the Company is required by law to make such filing.

(e) Notice to the Representative(s). The Company will advise the Representative(s) promptly, and confirm such advice in writing, (i) when the Registration Statement has become effective, (ii) when any amendment to the Registration Statement has been filed or becomes effective; (iii) when any supplement to the Prospectus or any amendment to the Prospectus or any Issuer Free Writing Prospectus has been filed; (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information; (v) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; (vi) of the occurrence of any event within the Prospectus Delivery Period as a result of which the Prospectus, the Time of Sale Information or any Issuer Free Writing Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus, the Time of Sale Information or any such Issuer Free Writing Prospectus is delivered to a purchaser, not misleading; (vi) of the receipt by the Company of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act; and (vii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its reasonable best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification of the Securities and, if any such order is issued, to obtain as soon as possible the withdrawal thereof.

Annex A

(f) Ongoing Compliance. (1) If during the Prospectus Delivery Period (i) any event shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to Section 4(d) above, file with the Commission and furnish to the Underwriters and to such dealers as the Representative(s) may designate, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law and (2) if at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which the Time of Sale Information as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances, not misleading or (ii) it is necessary to amend or supplement the Time of Sale Information to comply with law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to Section 4(d) above, file with the Commission (to the extent required) and furnish to the Underwriters and to such dealers as the Representative(s) may designate, such amendments or supplements to the Time of Sale Information as may be necessary so that the statements in the Time of Sale Information as so amended or supplemented will not, in the light of the circumstances under which they were made, be misleading or so that the Time of Sale Information will comply with law.

(g) Blue Sky Compliance. The Company will cooperate with the Representative(s) and counsel for the Underwriters to qualify or register, if necessary, the Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions in the United States of America as the Representative(s) shall reasonably request and will continue such qualifications, registrations or exemptions in effect so long as required for distribution of the Securities; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction in the United States of America where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction in the United States of America or (iii) subject itself to taxation in any such jurisdiction in the United States of America if it is not otherwise so subject.

Annex A

(h) Earning Statement. The Company will timely file such reports pursuant to the Exchange Act as are necessary in order to make generally available to its security holders and the Representative(s) as soon as practicable an earning statement that satisfies Rule 158 of the Securities Act for the purposes of, and to provide the Underwriters the benefits contemplated by, the last paragraph of Section 11(a) of the Securities Act.

(i) Clear Market. During the period from the date hereof through and including the Closing Date, the Company will not, without the prior written consent of the Representative(s), offer, sell, contract to sell or otherwise dispose of any debt securities issued or guaranteed by the Company and having a tenor of more than one year other than debt securities offered and sold exclusively outside the United States in reliance on Regulation S under the Securities Act.

(j) Use of Proceeds. The Company will apply the net proceeds from the sale of the Securities as described in the Registration Statement, the Time of Sale Information and the Prospectus under the heading “Use of Proceeds”. The Company will not directly or indirectly use the proceeds of the offering of the Securities hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury.

(k) Filing of Exchange Act Documents. The Company will file promptly all reports required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act during the Prospectus Delivery Period.

(l) Record Retention. The Company will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act.

(m) No Stabilization. From the date hereof through the last day of the Prospectus Delivery Period, the Company will not take any action designed to or that would cause or result in any stabilization or manipulation of the price of the Securities in violation of applicable laws.

(n) French selling restriction. The Company represents and agrees that (i) no prospectus (including any amendment, supplement or replacement thereto) or any other offering material in connection with the offering of the Securities has been submitted to the clearance procedures of the Autorité des marchés financiers or of the competent authority of another State that is a contracting party to the Agreement on the European Economic Area and notified to the Autorité des marchés financiers; (ii) it has not offered or sold and will not offer or sell, directly or indirectly, the Securities to the public in France, and has not released, issued, distributed or caused to be released, issued or distributed to the public in France or used in connection with any offer for subscription or sale of the Securities, the Prospectus or any other offering material relating to the Securities, and that such offers, sales and distributions have been and shall be made in France only (i) to qualified investors (investisseurs qualifiés) and/or a restricted circle of investors (cercle restreint d’investisseurs), in each case investing for their own account and as provided in Articles L. 411-2, D. 411-1 to D. 411-4, D. 734-1, D. 744-1, D. 754-1 and D. 764-1 of the French Code monétaire et financier, or (ii) to investment services providers authorized to engage in portfolio management on behalf of third parties, or (iii) in a transaction that, in accordance with Article L.411-2-I-1°-or-2° -or 3° of the French Code monétaire et financier and Article 211-2 of the General Regulations (Règlement Général) of the Autorité des Marchés Financiers, does not constitute an offer of securities to the public (offre au public de titres financiers); and (iii) the Securities may be resold only in compliance with Articles L. 411-1, L. 411-2, L. 412-1 and L. 621-8 to L. 621-8-3 of the French Code monétaire et financier.

Annex A

5. Certain Agreements of the Underwriters. Each Underwriter hereby severally represents, warrants and agrees that:

(a) It has not and will not use, authorize use of, refer to, or participate in the planning for use of, any “free writing prospectus”, as defined in Rule 405 under the Securities Act (which term includes use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company) other than (i) any Issuer Free Writing Prospectus listed on Schedule 3 or prepared pursuant to Section 3(c) or Section 4(c) above (including any electronic road show) or (ii) any free writing prospectus prepared by such underwriter and approved by the Company in advance in writing ( an “Underwriter Free Writing Prospectus”). The Company consents to the use by any Underwriter of a free writing prospectus that contains substantially only (i) information describing the preliminary terms of the Securities or their offering or (ii) a term sheet substantially in the form of Schedule 4 to the Agreement (including, for purposes of subsection (i) and (ii), any such information that is transmitted via Bloomberg screen notice).

(b) It is not subject to any pending proceeding under Section 8A of the Securities Act with respect to the offering (and will promptly notify the Company if any such proceeding against it is initiated during the Prospectus Delivery Period).

(c) In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), it and its respective affiliates and any other person acting on its or their behalf has not made and will not make an offer of the Securities to the public in that Relevant Member State, except that it or they may make an offer of Securities to the public in that Relevant Member State at any time under the following exemptions under the Prospectus Directive (as defined below), if they have been implemented in that Relevant Member State: (i) to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities; (ii) to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts; (iii) to fewer than 100 natural or legal persons (other than qualified investors as defined in the Prospectus Directive) subject to obtaining the prior consent of the Representative(s) for any such offer; or (iv) in any other circumstances falling within Article 3(2) of the Prospectus Directive, provided that no such offer of Securities to the public shall result in a requirement for the publication by the Company or the Underwriters of a prospectus pursuant to Article 3 of the Prospectus Directive.

Annex A

For the purposes of the preceding paragraphs, the expression “offer of Securities to the public” in relation to any Securities in any Relevant Member State means the communication in any form and by any means presenting sufficient information on the terms of the offer and the Securities to be offered so as to enable an investor to decide to purchase or subscribe the Securities, as the same may be varied in that Member State by any measure implementing the Prospectus Directive in that Member State and references to “Prospectus Directive” means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

(d)(i) No prospectus (including any amendment, supplement or replacement thereto) or any other offering material in connection with the offering of the Securities has been submitted to the clearance procedures of the Autorité des marchés financiers or of the competent authority of another State that is a contracting party to the Agreement on the European Economic Area and notified to the Autorité des marchés financiers; (ii) it and its respective affiliates and any other person acting on its or their behalf has or have not offered or sold and will not offer or sell, directly or indirectly, the Securities to the public in France, and has or have not released, issued, distributed or caused to be released, issued or distributed to the public in France or used in connection with any offer for subscription or sale of the Securities, the Prospectus or any other offering material relating to the Securities, and that such offers, sales and distributions have been and shall be made in France only (x) to qualified investors (investisseurs qualifiés) other than individuals, in each case investing for their own account and as provided in Articles L. 411-2, D. 411-1 to D. 411-2, D. 734-1, D. 744-1, D. 754-1 and D. 764-1 of the French Code monétaire et financier, or (y) to investment services providers authorized to engage in portfolio management on behalf of third parties, or (z) in a transaction that, in accordance with Article L. 411-2-I-1°- or -2° - or 3° of the French Code monétaire et financier and Article 211-2 of the General Regulations (Règlement Général) of the Autorité des Marchés Financiers, does not constitute an offer of securities to the public (offre au public de titres financiers); and (iii) the direct or indirect distribution to the public in France of any Securities so acquired by it hereunder may be made only in compliance with Articles L. 411-1, L. 411-2, L. 412-1 and L. 621-8 to L. 621-8-3 of the French Code monétaire et financier and applicable regulations thereunder.

Annex A

(e) It and its respective affiliates and any other person acting on its or their behalf: (i) has or have only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the Financial Services and Markets Act 2000 (the “FSMA”)) received by it in connection with the issue or sale of the Securities in circumstances in which Section 21(1) of the FSMA does not apply to the Company; and (ii) has or have complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Securities in, from or otherwise involving the United Kingdom.

(f) Unless otherwise agreed in the Underwriting Agreement, with respect to any other jurisdiction outside the United States, neither it nor its affiliates nor any other person acting on its or their behalf has or have offered or sold and will not offer or sell any Securities in any jurisdiction, except under circumstances that comply with or will result in compliance with (i) the applicable rules and regulations of each such jurisdiction and (ii) the provisions of the Underwriting Agreement, and in no case that constitute or will constitute a public offering or otherwise require the filing of any documentation with any authority (market or otherwise) or national securities exchange in any such jurisdiction.

(g) Neither it nor its respective affiliates nor any person acting on its or their behalf has taken or will take, directly or indirectly, any action designed to cause or to result in, or that has constituted, or which might reasonably be expected to cause or result in, the stabilization or manipulation of the price of the Securities in violation of applicable laws.

(h) It complies and will comply with all applicable laws and regulations prohibiting insider dealing and/or on the communication and use of insider information, in connection with any securities issued or expected to be issued by the Company.

6. Conditions of Underwriters’ Obligations. The obligation of each Underwriter to purchase Securities on the Closing Date as provided herein is subject to the performance by the Company of its covenants and other obligations hereunder and to the following additional conditions:

(a) Registration Compliance; No Stop Order. No order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose, pursuant to Rule 401(g)(2) or pursuant to Section 8A under the Securities Act shall be pending before or threatened by the Commission; the Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act) and in accordance with Section 4(a) hereof.

(b) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct on the date hereof and on and as of the Closing Date; and the statements of the Company and its officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date.

Annex A

(c) No Downgrade. For the period from and after the date hereof and prior to the Closing Date, (i) no downgrading shall have occurred in the rating accorded the Securities or any other long term debt securities of the Company by Moody’s Investors Services, Inc. and Standard & Poor’s Ratings Services and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of the Securities or of any other long term debt securities of the Company (other than an announcement with positive implications of a possible upgrading).

(d) No Material Adverse Change. No event or condition of a type described in Section 3(f) hereof shall have occurred or shall exist, which event or condition is not described in the Time of Sale Information (excluding any amendment or supplement thereto) and the Prospectus (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Representative(s) makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Prospectus.

(e) Officer’s Certificate. The Representative(s) shall have received on and as of the Closing Date a certificate of an authorized officer of the Company who has specific knowledge of the Company’s financial matters confirming that, to the best knowledge of such officer (i) the representations and warranties of the Company in this Agreement are true and correct; (ii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date; and (iii) the Company has received no stop order suspending the effectiveness of the Registration Statement, and no proceedings for such purpose have been instituted or threatened by the Commission.

(f) Comfort Letters. On the date of this Agreement and on the Closing Date, PricewaterhouseCoopers Audit and Ernst & Young Audit shall have furnished to the Representative(s), at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representative(s), containing statements and information of the type customarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus; provided that the letter delivered on the Closing Date shall use a “cut-off” date no more than three business days prior to the Closing Date.

(g) Opinion and 10b-5 Statement of Counsel for the Company. Jones Day, counsel for the Company, shall have furnished to the Representative(s), at the request of the Company, their written opinion and 10b-5 statement, dated the Closing Date and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representative(s), to the effect set forth in Annex B to the Underwriting Agreement.

Annex A

(h) Opinion of Internal Counsel for the Company. The Head of Corporate Legal Affairs of the Company shall have furnished to the Representative(s) a written opinion, dated the Closing Date and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representative, to the effect set forth in Annex C to the Underwriting Agreement.

(i) Opinion and 10b-5 Statement of Counsel for the Underwriters. The Representative(s) shall have received on and as of the Closing Date an opinion and 10b-5 statement of Cleary Gottlieb Steen & Hamilton LLP, counsel for the Underwriters, with respect to such matters as the Representative(s) may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

(j) Additional Documents. On or prior to the Closing Date, the Company shall have furnished to the Representative(s) such further certificates and documents as the Representative(s) may reasonably request.

The Representative(s) may in its (their) sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters under this Agreement.

All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

7. Indemnification and Contribution.

(a) Indemnification of the Underwriters. The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all of its respective duly documented losses, claims, damages and liabilities (including, without limitation, its respective duly documented legal fees and other expenses incurred in connection with investigating, preparing or defending against any suit, action or proceeding or any claim asserted as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Time of Sale Information, or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made therein in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by or on behalf of such Underwriter through the Representative(s) expressly for use therein.

Annex A

(b) Indemnification of the Company. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) of this Section 7 above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Underwriter furnished to the Company in writing by or on behalf of such Underwriter through the Representative(s) expressly for use in the Registration Statement, the Prospectus (or any amendment or supplement thereto), any Issuer Free Writing Prospectus or any Time of Sale Information, it being understood and agreed that the only such information consists of the information identified in the Underwriting Agreement as Schedule 5 as being provided by the Underwriters.

(c) Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 7 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 7. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 7 that the Indemnifying Person may designate in such proceeding and shall pay the duly documented fees and reasonable expenses of such proceeding and of counsel related to such proceeding as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary, (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reimbursed as they are incurred. Any such separate firm for any Underwriter and any control persons of such Underwriter shall be designated in writing by the Representative(s) and any such separate firm for the Company, its directors, its officers who signed the Registration Statement and any control persons of the Company shall be designated in writing by the Company.

Annex A

The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by the Indemnifying Person of such request and the Indemnifying Person has not responded thereto and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of each Indemnified Person in form and substance reasonably satisfactory to such Indemnified Person from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(d) Contribution. If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any duly documented losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such duly documented losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such duly documented losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of the Securities and the total underwriting discounts and commissions received by the Underwriters in connection therewith, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate offering price of the Securities. The relative fault of the Company on the one hand and the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

Annex A

The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this paragraph (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in this paragraph (d). The amount paid or payable by an Indemnified Person as a result of the duly documented losses, claims, damages and liabilities referred to in this paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any duly documented legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this paragraph (d), in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Securities exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this paragraph (d) are several in proportion to their respective purchase obligations hereunder and not joint.

(e) Non-Exclusive Remedies. The remedies provided for in this Section 7 are not exclusive and shall not limit any rights or remedies which may otherwise be available to the Underwriters and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and the Company, its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, at law or in equity.

(f) Effectiveness of Agreement. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

8. Termination. This Agreement may be terminated in the reasonable discretion of the Representative(s), by notice to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on the New York Stock Exchange or Euronext Paris; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on the New York Stock Exchange or Euronext Paris; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities or French authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, either within or outside the United States, that, in the judgment of the Representative(s), is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Securities on the terms and in the manner contemplated by this Agreement, the Time of Sale Information and the Prospectus.

Annex A

9. Defaulting Underwriter.

(a) If, on the Closing Date, any Underwriter defaults on its obligation to purchase the Securities that it has agreed to purchase hereunder, the non-defaulting Underwriters may in their discretion arrange for the purchase of such Securities by other persons satisfactory to the Company on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Securities on such terms. If other persons become obligated or agree to purchase the Securities of a defaulting Underwriter, either the non-defaulting Underwriters or the Company may postpone the Closing Date for up to five full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement and the Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement and the Prospectus that effects any such changes. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in the Underwriting Agreement that, pursuant to this Section 9, purchases Securities that a defaulting Underwriter agreed but failed to purchase.

(b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased does not exceed one-tenth of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Securities that such Underwriter agreed to purchase hereunder plus such Underwriter’s pro rata share (based on the principal amount of Securities that such Underwriter agreed to purchase hereunder) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

Annex A

(c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Company as provided in paragraph (a) above, the aggregate principal amount of such Securities that remains unpurchased exceeds one-tenth of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this Agreement pursuant to this Section 9 shall be without liability on the part of the Company, except that the Company will continue to be liable for the payment of expenses as set forth in Section 10 (Payment of Expenses) hereof, and except that the provisions of Section 7 (Indemnification and Contribution) hereof shall survive such termination and remain in full force and effect.

(d) Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company or any non-defaulting Underwriter for damages caused by its default.

10. Payment of Expenses.

(a) Unless otherwise specified in the Underwriting Agreement, whether or not the transactions contemplated by this Underwriting Agreement are consummated or this Underwriting Agreement is terminated, the Company will pay or cause to be paid all costs and expenses incident to the performance of its obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Securities and any taxes payable in that connection; (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement, the Preliminary Prospectus, any Issuer Free Writing Prospectus, any Time of Sale Information and the Prospectus (including all exhibits, amendments and supplements thereto) and the distribution thereof; (iii) the costs of printing and distributing each of the Transaction Documents; (iv) the fees and expenses of the Company’s counsel and independent accountants; (v) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Securities under the laws of such jurisdictions in the United States of America as the Representative(s) may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the related fees and expenses of counsel for the Underwriters); (vi) any fees charged by rating agencies for rating the Securities; (vii) the fees and expenses of the Trustee and any paying agent (including related fees and expenses of any counsel to such parties); (viii) all expenses and application fees incurred in connection with any filing with, and clearance of the offering by, the Financial Industry Regulatory Authority; and (ix) all expenses incurred by the Company in connection with any “road show” presentation to potential investors.

(b) If (i) this Underwriting Agreement is terminated pursuant to Section 8(iv), (ii) the Company for any reason fails to tender the Securities for delivery to the Underwriters or (iii) the Underwriters decline to purchase the Securities in accordance with the provisions of Section 6, the Company agrees to reimburse the Underwriters for the duly documented fees and expenses of their counsel reasonably incurred by the Underwriters in connection with this Underwriting Agreement and the offering contemplated hereby.

Annex A

11. Persons Entitled to Benefit of/Bound by Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons and the affiliates of each Underwriter referred to herein. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Securities from any Underwriter shall be deemed to be a successor merely by reason of such purchase.

12. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company and the Underwriters contained in this Agreement or made by or on behalf of the Company or the Underwriters pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Securities and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company or the Underwriters.

13. Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term “affiliate” has the meaning set forth in Rule 405 under the Securities Act; (b) the term “business day” means any day other than a day on which banks are permitted or required to be closed in New York City; and (c) the term “subsidiary” has the meaning set forth in Rule 405 under the Securities Act.

14. Submission to Jurisdiction; Appointment of Agent for Service.

(a) The Company irrevocably submits to the non-exclusive jurisdiction of any New York State or United States Federal court sitting in The City of New York over any suit, action or proceeding arising out of or relating to this Agreement. The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. To the extent that the Company has or hereafter may acquire any immunity (on the grounds of sovereignty or otherwise) from the jurisdiction of any court or from any legal process with respect to itself or its property, the Company irrevocably waives, to the fullest extent permitted by law, such immunity in respect of any such suit, action or proceeding.

(b) The Company hereby irrevocably appoints Sanofi-Aventis US LLC as its agent for service of process in any suit, action or proceeding described in the preceding paragraph and agrees that service of process in any such suit, action or proceeding may be made upon it at the office of such agent. The Company waives, to the fullest extent permitted by law, any other requirements of or objections to personal jurisdiction with respect thereto. The Company represents and warrants that such agent has agreed to act as its agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments that may be necessary to continue such appointment in full force and effect.

Annex A

15. Miscellaneous.

(a) Authority of the Representative(s). Any action by the Underwriters hereunder may be taken by the Representative(s) on behalf of the Underwriters, and any such action taken by the Representative(s) shall be binding upon the Underwriters.

(b) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representative(s) at the address set forth in the Underwriting Agreement. Notices to the Company shall be given to it at sanofi-aventis, 174 avenue de France, 75013 Paris, France, Attention: Jérôme Contamine, with a copy to Jones Day, 2, rue Saint Florentin, 75001 Paris, France, Attention: Linda Hesse, Esq., or if different, to the address set forth in the Underwriting Agreement.

(c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

(d) Judgment Currency. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder into any currency other than United States dollars, the parties hereto agree, to the fullest extent permitted by law, that the rate of exchange used shall be the noon buying rate in New York City for cable transfers in foreign currencies as certified for customs purposes by the Federal Reserve Bank of New York on the day on which final judgment is given. The obligation of the Company with respect to any sum due from it to any Underwriter or any person controlling any Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day following receipt by such Underwriter or controlling person of any sum in such other currency, and only to the extent that such Underwriter or controlling person may in accordance with normal banking procedures purchase United States dollars with such other currency. If the United States dollars so purchased are less than the sum originally due to such Underwriter or controlling person hereunder, the Company agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such Underwriter or controlling person against such loss. If the United States dollars so purchased are greater than the sum originally due to such Underwriter or controlling person hereunder, such Underwriter or controlling person agrees to pay to the Company an amount equal to the excess of the dollars so purchased over the sum originally due to such Underwriter or controlling person hereunder.

(e) Counterparts. This agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

(f) Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

Annex A

(g) Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement

Annex B

FORMS OF OPINION OF JONES DAY, COUNSEL TO THE COMPANY

[ — ], 2011

BNP Paribas Securities Corp.

787 Seventh Avenue

New York, NY 10019

USA

J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

USA

Merrill Lynch, Pierce, Fenner & Smith Incorporated

One Bryant Park

New York, NY 10036

USA

SG Americas Securities, LLC

1221 Avenue of the Americas

New York, NY 10020

USA

As Representatives of the several Underwriters named in Schedule 1 to the Underwriting Agreement

Re:	$[ — ] Floating Rate Notes due [ — ]
$[ — ] Floating Rate Notes due [ — ]
$[ — ] Floating Rate Notes due [ — ]
$[ — ] [ — ]% Notes due [ — ]
$[ — ] [ — ]% Notes due [ — ]
$[ — ] [ —]% Notes due [ — ]

of sanofi-aventis

Ladies and Gentlemen:

We have acted as special United States counsel for sanofi-aventis, a société anonyme organized under the laws of the Republic of France (the “Company”), in connection with the purchase from the Company by the underwriters (the “Underwriters”) named in Schedule 1 to the Underwriting Agreement dated March [22], 2011 (the “Underwriting Agreement”), by and among the Company, and BNP Paribas Securities Corp., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, SG Americas Securities, LLC, acting as representatives of the several Underwriters, of $[—] aggregate principal amount of the notes referred to above of the Company (the “Notes”) issued under the Indenture, dated as of March [—], 2011 (the “Indenture”), by and between the Company and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”). This letter is furnished to the Underwriters pursuant to Section 6(g) of the sanofi-aventis Debt Securities Underwriting Agreement Standard Provisions, which are incorporated by reference into and form part of the Underwriting Agreement. Except as otherwise defined herein, terms used in this letter but not otherwise defined herein are used as defined in the Underwriting Agreement.

Annex B

In connection with the opinions and views expressed herein, we have examined such documents, records and matters of law as we have deemed relevant or necessary for purposes of such opinions and views. Based on the foregoing, and subject to the further limitations, qualifications and assumptions set forth herein, we are of the opinion that:

1.	The Indenture constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. The Indenture has been qualified under the U.S. Trust Indenture Act of 1939 (the “1939 Act”).

2.	The Notes, when authenticated by the Trustee in accordance with the terms of the Indenture and delivered against payment therefor in accordance with the terms of the Underwriting Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, and entitled to the benefits of the Indenture.

3.	No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required in connection with the execution, delivery or performance of the Underwriting Agreement and the Indenture by the Company, or in connection with the issuance or sale of the Notes by the Company to the Underwriters, except (i) such as may be required under U.S. state securities or “blue sky” laws or (ii) as have been obtained or made under the U.S. Securities Act of 1933 (the “1933 Act”) or the 1939 Act.

4.	The (i) execution, delivery and performance by the Company of the Indenture and the Underwriting Agreement and (ii) issuance and sale of the Notes by the Company will not violate any law or regulation known to us to be generally applicable to transactions of this type.

5.	The statements contained in the Time of Sale Information (as defined below) and in the Prospectus (as defined below) under the captions “Description of Notes”, “Description of Debt Securities We May Offer” and “Taxation—United States Taxation,” insofar as such statements purport to summarize legal matters or provisions of documents referred to therein, present fair summaries of such legal matters and documents in all material respects.

6.	The Company is not required to register as an “investment company,” as such term is defined in the U.S. Investment Company Act of 1940.

7.	Under the laws of the State of New York relating to personal jurisdiction, pursuant to Section 14 of the Underwriting Agreement and Section 114 of the Indenture, the Company has validly submitted to the non-exclusive personal jurisdiction of any state or federal court in the Borough of Manhattan in The City of New York in any action arising out of or based upon the Underwriting Agreement, the Indenture or the transactions contemplated therein, or the Notes.

Annex B

We have participated in the preparation of the Company’s registration statement on Form F-3 (Registration No. 333-165472) (the “Registration Statement”), the prospectus dated March 15, 2010 (the “Base Prospectus”), the Preliminary Prospectus Supplement dated [—], 2011 (together with the Base Prospectus, the “Preliminary Prospectus”), the Final Term Sheets dated March [—], 2011, as annexed to the Underwriting Agreement as [Schedule 4] (together with the Preliminary Prospectus, the “Time of Sale Information”), and the Prospectus Supplement dated March [—], 2011 (together with the Base Prospectus, the “Prospectus”). From time to time, we have had discussions with certain officers, directors and employees of the Company, with representatives of PricewaterhouseCoopers Audit and Ernst & Young Audit, the independent registered public accounting firms who examined the financial statements of the Company included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus, with the Underwriters and with counsel to the Underwriters concerning the information contained in or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus and the responses to various items in Form F-3. Based on our participation and discussions described above, we are of the view that the Registration Statement (including all information deemed to be part of and included therein pursuant to Rule 430B under the 1933 Act, as of [—], 2011, which is the date you have identified as the earlier of the date the Prospectus was first used or the date of the first contract of sale of the Notes (such date, the “Effective Date”)), and the Prospectus, as of its date, complied as to form in all material respects to the requirements of the 1933 Act and the rules and regulations of the U.S. Securities and Exchange Commission (the “Commission”) thereunder, except that we express no view with respect to (i) the financial statements, financial schedules and other financial data included or incorporated by reference therein or (ii) the information referred to under the caption “Experts” as having been included or incorporated by reference therein on the authority of PricewaterhouseCoopers Audit and Ernst & Young Audit as experts.

We have not independently verified and are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness (except as and to the extent set forth in paragraph 5 above or paragraph (xii) of the legal opinion of even date herewith we have rendered in our capacity as special French counsel of the Company) of the information included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus. Based on our participation and discussions described above, however, no facts have come to our attention that cause us to believe that the Registration Statement (including all information deemed to be part of and included therein pursuant to Rule 430B under the 1933 Act), as of the Effective Date, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, that the Time of Sale Information, as of [—] New York City time on [—] (which is the time that you have informed us was prior to the first contract of sale of any Notes by the Underwriters), included any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or that the Prospectus, as of its date or on the date hereof, included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that we express no view with respect to (i) the financial statements, financial schedules and other financial data included or incorporated by reference therein or (ii) the information referred to under the caption “Experts” as having been included or incorporated by reference therein on the authority of PricewaterhouseCoopers Audit and Ernst & Young Audit as experts.

Annex B

The opinions and views set forth above are subject to the following limitations, qualifications and assumptions:

We have assumed, for purposes of the opinions and views expressed herein that, to the extent the laws of France may be concerned, each of the Indenture, the Notes and the Underwriting Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company under the laws of France and does not violate the laws of France.

We have assumed, for purposes of the opinions and views expressed herein, the legal capacity of all natural persons executing documents, the genuineness of all signatures, the authenticity of original and certified documents and the conformity to original or certified copies of all copies submitted to us as conformed or reproduction copies. For the purposes of the opinions and views expressed herein, we have also assumed that (i) the Trustee has authorized, executed, authenticated and delivered the documents or securities to which it is a party and that each of such documents or securities is the valid, binding and enforceable obligation of the Trustee and (ii) each of the Underwriters has duly executed and delivered the Underwriting Agreement.

As to facts material to the opinions and views and assumptions expressed herein, we have, with your consent, relied upon oral or written statements and representations of officers and other representatives of the Company and others, including the representations and warranties of the Company in the Underwriting Agreement. We have not independently verified such matters.

Our opinions set forth in paragraphs 1 and 2 above with respect to the enforceability of the documents or securities referred to in such opinions are subject to: (i) bankruptcy, insolvency, reorganization, fraudulent transfer and fraudulent conveyance, voidable preference, moratorium or other similar laws, and related regulations and judicial doctrines from time to time in effect, relating to or affecting creditors’ rights and remedies generally; (ii) the effect of general principles of equity, whether enforcement is considered in a proceeding in equity or at law (including the possible unavailability of specific performance or injunctive relief), concepts of materiality, good faith and fair dealing and the discretion of the court before which any proceeding may be brought; (iii) the qualification that we express no opinion as to the validity, binding effect or enforceability of any provision in any document or security that imposes payment obligations at a rate or in an amount that a court would determine in the circumstances under applicable law to be commercially unreasonable or a penalty or a forfeiture; and (iv) the qualification that to the extent any opinion relates to the enforceability of the choice of New York law and choice of New York forum provisions of the documents or securities referred to therein, our opinion is rendered in reliance upon N.Y. Gen. Oblig. Law §§ 5-1401, 5-1402 (McKinney 2001) and N.Y. C.P.L.R. 327(b) (McKinney 2001), and that such enforceability may be limited by public policy considerations.

Annex B

With respect to our opinions in paragraph 4, we express no opinion as to U.S. federal or state securities or “blue sky” laws.

With respect to our opinion in paragraph 7 above, we have assumed the validity of such submission by the Company under the laws of France. Further, we express no opinion as to Section 14 of the Underwriting Agreement or Section 114 of the Indenture insofar as such sections relate to the subject matter jurisdiction of a state or federal court in the Borough of Manhattan in the City of New York to adjudicate any controversy related to the Underwriting Agreement, the Indenture or the Notes, and express no opinion as to whether any state or federal court in the Borough of Manhattan in the City of New York will accept venue of an action that it may affirmatively determine not to accept as inconvenient or otherwise inappropriate.

The opinions and views expressed herein are limited to (i) the federal securities laws of the United States of America and (ii) the laws of the State of New York, in each case as currently in effect, and we express no opinion or view as to the effect of the laws of any other jurisdiction on the opinions and views expressed herein, including in particular any and all matters of French law.

Our opinions and views are limited to those expressly set forth herein, and we express no opinion or view by implication.

This letter is furnished by us to you solely for the benefit of the Underwriters and solely with respect to the purchase of the Notes from the Company by the Underwriters, upon the understanding that we are not hereby assuming any professional responsibility to any other person whatsoever, and that this letter is not to be used, circulated, quoted or otherwise referred to for any other purpose.

Very truly yours,

Annex B

[ — ], 2011

BNP Paribas Securities Corp.

787 Seventh Avenue

New York, NY 10019

USA

J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

USA

Merrill Lynch, Pierce, Fenner & Smith Incorporated

One Bryant Park

New York, NY 10036

USA

SG Americas Securities, LLC

1221 Avenue of the Americas

New York, NY 10020

USA

As Representatives of the several Underwriters named in Schedule 1 to the Underwriting Agreement

Re:	$[ — ] Floating Rate Notes due [ — ]
$[ — ] Floating Rate Notes due [ — ]
$[ — ] Floating Rate Notes due [ — ]
$[ — ] [ — ]% Notes due [ — ]
$[ — ] [ — ]% Notes due [ — ]
$[ — ] [ — ]% Notes due [ — ]

of sanofi-aventis

Ladies and Gentlemen:

We have acted as special French counsel to sanofi-aventis, a French société anonyme (the “Company”), in connection with the purchase from the Company by the underwriters (the “Underwriters”) named in Schedule 1 to the Underwriting Agreement dated [ — ], 2011 (the “Underwriting Agreement”), by and among the Company, and BNP Paribas Securities Corp., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, SG Americas Securities, LLC, as Representatives of the Underwriters, of the notes referred to above of sanofi- aventis (the “Notes”) issued under the Indenture, dated as of [ — ], 2011 (the “Indenture”), by and between the Company and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”). This letter is furnished to the Underwriters pursuant to Section 6(g) of the sanofi-aventis Debt Securities Underwriting Agreement Standard Provisions, which are incorporated by reference into and form part of the Underwriting Agreement.

Annex B

For purposes of rendering this opinion, we have examined the following documents:

1.	a copy of the executed Underwriting Agreement;

2.	a copy of the executed Indenture;

3.	a copy of the Notes in global form as executed by the Company and authenticated by the Trustee;

4.	the registration statement on Form F-3 (the “Registration Statement”) as filed by the Company with the U.S. Securities and Exchange Commission (herein the “Commission”) on March 15, 2010 and the related prospectus (the “Base Prospectus”) included therein, as well as a copy of the preliminary prospectus supplement dated March [ — ], 2011 (together with the Base Prospectus, the “Preliminary Prospectus”), the final term sheets prepared by the Company dated March [ — ], 2011 annexed to the Underwriting Agreement as Schedule 4 (together with the Preliminary Prospectus, the “Time of Sale Information”), and the prospectus supplement dated March [ — ], 2011 (together with the Base Prospectus, the “Prospectus”), each as filed with the Commission;

5.	a certified copy of the Company’s statuts (By-laws) that were in full force as of October 1, 2010 and a certified copy of the Company’s statuts (By-laws) dated as of [— ], 2011;

6.	an extrait K-bis relating to the Company from the Paris registre du commerce et des sociétés, dated as of [ — ], 2011;

7.	a certificat de non-faillite (the “Non-Bankruptcy Certificate”) relating to the Company from the Paris registre du commerce et des sociétés, dated as of [ — ], 2011;

8.	a certified copy of the resolutions of the conseil d’administration (board of directors) of the Company, dated October 1, 2010, authorizing the issuance, offering and sale of obligations (debt securities) to be decided by the directeur général (chief executive officer) of the Company;

9.	a certified copy of the decision of Mr. Christopher Viehbacher, acting in his capacity as directeur général (chief executive officer) of the Company, dated [ — ], 2011, to issue the Notes;

10.	a certified copy of the règlement intérieur (internal rules) of the conseil d’administration (board of directors) of the Company applicable as of October 1, 2010, as well as a certified copy of the règlement intérieur (internal rules) of the conseil d’administration (board of directors) of the Company dated as of [ — ], 2011; and

Annex B

11.	such other certificates, agreements and documents which we have deemed necessary or desirable for purposes of rendering this opinion.

In our examination of the foregoing documents, we have assumed, with your consent and without independent investigation, the following:

(a)	the authenticity of the signatures on the documents submitted to us as original copies, and the conformity of all copies of documents with the originals thereof;

(b)	that signatories to the Indenture and Underwriting Agreement (other than the Company) are validly existing legal entities, have full power and authority to enter into the Indenture and Underwriting Agreement and perform all of their respective obligations thereunder and have duly executed the Indenture and Underwriting Agreement;

(c)	that the Indenture constitutes the valid and binding obligation of the parties thereto enforceable in accordance with its terms under the law governing the Indenture (except, in the case of the Company, for matters as to which we opine herein);

(d)	that the meeting of the Company’s conseil d’administration (board of directors) referred to in paragraph (8) was duly convened and held and that the minutes of such meetings accurately reflect the business carried out at such meeting;

(e)	that the resolutions adopted by the conseil d’administration (board of directors) of the Company at the meetings referred to in paragraph (8) have not been amended or revoked since their approval at such meetings;

(f)	that since the date of the meeting of the Company’s conseil d’administration (board of directors) referred to in paragraph (8) above, the Company’s has issued no more than [€ [ ] billion] in nominal principal amount of bonds;

(g)	the Notes will not be offered or sold, directly or indirectly, to the public in France and the prospectus supplement or any other offering material relating to the Notes will not be distributed or cause to be distributed to the public in France and the offers or sales of the Notes and distributions of the prospectus supplement or of any other offering material relating to the Notes have been and will only be made in France through a designated representative of the underwriters to qualified investors (investisseurs qualifiés) other than individuals only, as defined in, and in accordance with, Articles L.411-2 II, D. 411-1, D.411-2, D. 734-1, D. 744-1, D. 754-1 and D. 764-1 of the French Code monétaire et financier;

(h)	that the execution, delivery and performance of the Indenture and Underwriting Agreement in accordance with their terms by the parties thereto do not and will not violate or conflict with, result in a breach of or constitute a default under (i) any contract or agreement to which any of the parties to the Indenture or Underwriting Agreement is a party or any of their respective properties may be bound, (ii) any applicable law to which any party to the Indenture and Underwriting Agreement may be subject (except for the Company with respect to matters of French law) or (iii) their respective charter or other constituent documents (except for the charter or other constituent documents of the Company); and

Annex B

(i)	the accuracy as to factual matters of each document we have reviewed (including, without limitation, the accuracy as to factual matters of the representations and warranties of the Company in the Underwriting Agreement).

We are members of the Paris bar and this opinion is strictly limited to the laws of the Republic of France as interpreted and applied on the date hereof. In particular, we express no opinion herein as to matters of U.S. federal law or regulations or the laws or regulations of any state or other jurisdiction of the United States of America.

Based on the foregoing, subject to the qualifications stated below and taking into account the provisions of French law which we consider applicable, we are of the opinion that, as of the date hereof:

(i)	the Company is a validly existing société anonyme under the laws of the Republic of France;

(ii)	the Company has the necessary corporate power to enter into the Underwriting Agreement and the Indenture, to perform its obligations thereunder and to issue the Notes;

(iii)	the execution by the Company of the Underwriting Agreement and the Indenture and the performance of its obligations thereunder as well as the issue and execution of the Notes have been duly authorized by all necessary corporate action of the Company and by its competent corporate bodies;

(iv)	the Underwriting Agreement, the Indenture and the Notes have been duly executed by the Company under the laws of the Republic of France;

(v)	the execution by the Company of the Underwriting Agreement, the Indenture and the Notes and the issue and sale of the Notes in accordance with the terms and conditions of the Underwriting Agreement and the Indenture will not result in any breach or violation by the Company of any of the terms and provisions of the statuts (By-laws) of the Company or in any violation by the Company of any published law or regulation of the Republic of France of general application;

(vi)	the choice of the laws of the State of New York to govern the Underwriting Agreement, the Indenture and the Notes would be found to be valid under the laws of the Republic of France, and a French court would uphold such choice of law in any proceedings in respect of the Underwriting Agreement, the Indenture and the Notes duly brought before it; provided that the application of New York law is not found to be contrary to (a) mandatory rules of international public order or public policy (ordre public international ou lois de police) pursuant to French law or (b) rules of public order or public policy (ordre public ou lois de police) under any other law which is claimed by a party to apply to the extent that the French court holds that such law presents a close connection with the transaction and should be taken into account in view of the consequences of its application or non application and that such law is compatible with French public order (ordre public);

Annex B

(vii)	the submission by the Company to the jurisdiction of the United States federal courts located in the Borough of Manhattan or the courts of the State of New York located in the Borough of Manhattan with respect to any action or proceeding arising out of or relating to the Underwriting Agreement, the Indenture or the Notes would be upheld by French courts as a legal, valid and binding choice of jurisdiction; provided that it does not constitute fraud and that no territorial exclusive jurisdiction is concerned;

(viii)	a final judgment for the award of a fixed and definite sum of money (other than a sum of money payable in respect of taxes or other charges of a like nature or in respect of a fine or other penalty) rendered against the Company in connection with the Underwriting Agreement, the Indenture and the Notes by the State or Federal courts in the State of New York having competent jurisdiction in respect of an action under the Underwriting Agreement, the Indenture and the Notes (the “U.S. Judgment”) would be recognized and enforced in France, without a review of the substantive matters thereby adjudicated, through an action for exequatur brought before the competent French court (subject to appeal against the exequatur order itself, again without a review of the substantive matters adjudicated by the U.S. Judgment), provided that such French court is provided with a French language version of the Underwriting Agreement, the Indenture and the Notes or relevant excerpts thereof to the extent required and both the original and a translation into French (by a sworn translator) of the U.S. Judgment and other relevant documents and determines that the requirements developed by case law for the enforcement of foreign judgments are satisfied, in particular that:

(a)	the State or Federal court in the State of New York (as the case may be) which issued the judgment had jurisdiction over the matter in accordance with the rules of jurisdiction applicable under French private international law;

(b)	the court that rendered the U.S. Judgment applied either the law that is applicable in accordance with French private international law or a law that leads to an equivalent result;

(c)	the procedure followed by the court that rendered the U.S. Judgment does not conflict with the principles of due process applied in France or with international public order or public policy (ordre public international ou lois de police), and in particular, but without limitation, it is demonstrated that the defendants had notice of the proceedings and were offered an opportunity to be heard in such proceedings;

Annex B

(d)	the U.S. Judgment is not tainted with fraud or collusion and is not incompatible with a judgment rendered by a French court in the same matter, or with an earlier judgment rendered by a foreign court in the same matter;

(e)	the U.S. Judgment is capable of being immediately enforced in New York; and

(f)	the U.S. Judgment does not violate the mandatory rules of international public order or public policy (ordre public international ou lois de police);

(ix)	the execution by the Company of the Underwriting Agreement and the Indenture and the offer and sale of the Notes in the manner contemplated in the Underwriting Agreement do not require any consent, approval, authorization, registration, filing or qualification of or with any governmental or administrative authority of the Republic of France;

(x)	the issue and offering of the Notes and the subscription thereof are not subject in France to any registration or stamp duty, issuance or other similar tax when they are issued;

(xi)	the Notes will constitute unsecured and unsubordinated obligations of the Company and will rank pari passu with the Company’s other present and future unsecured and unsubordinated indebtedness, except with respect to indebtedness mandatorily preferred by law; and

(xii)	the statements contained in the Time of Sale Information (as defined above) and in the Prospectus (as defined above) under the caption “Taxation—French Taxation,” insofar as such statements purport to summarize legal matters or provisions of documents referred to therein, present fair summaries of such legal matters and documents in all material respects.

Our opinions expressed above are subject, with your consent, to the following assumptions and qualifications:

(I)	The enforcement of rights and obligations against the Company may be limited by certain provisions of French law recognizing certain discretionary powers of the French courts. Specifically, a French court has the power, in respect of payment obligations, under article 1244-1 of the French Civil Code, to grant time to a debtor (not in excess of two years), taking into account the position of the debtor and the economic circumstances, and to reduce the rate of interest applicable to deferred payments (but not to a rate less than the legal rate in France). Pursuant to article 1244-2 of the French Civil Code, any decision of a French court under article 1244-1 will stay enforcement proceedings brought by a creditor against such debtor. In addition, pursuant to article 1152 of the French Civil Code, a French court has the power to decrease (or increase) stipulated penalties or liquidated damages (clause pénale) if they are deemed manifestly excessive (or insufficient).

Annex B

(II)	We do not express any opinion as to the possibility of obtaining, under French law or under its jurisdiction, remedies of specific performance or the enforcement of an obligation to perform specific acts other than the payment of a sum of money.

(III)	This opinion is subject to the sovereign power of the French courts to interpret the facts and circumstances of any adjudication.

(IV)	The opinions expressed in paragraph (i) above rely solely on the examination of the documents listed in paragraphs (5) to (7) above. The opinions expressed in paragraphs (ii), (iii) and (iv) above rely solely on the examination of the documents listed in paragraphs (1) to (3) and (5) to (11) above.

(V)	The opinions expressed herein are subject to all applicable bankruptcy, insolvency, liquidation, reorganization, arrangement, moratorium and other laws relating to or affecting generally the enforcement of creditors’ rights and remedies. We do not express any opinion as to the enforceability of the rights, obligations or recourse against the Company under the Underwriting Agreement, the Indenture and the Notes in the event of any of the foregoing or any similar proceedings, including the provisions of Livre VI of the French Commercial Code.

(VI)	The extrait K-bis and the Non-Bankruptcy Certificate are not conclusive evidence of whether or not:

(i)	a winding-up has been made or a resolution passed for the winding-up (dissolution or liquidation amiable) of the Company; or

(ii)	an order for the sauvegarde, redressement judiciaire or liquidation judiciaire of the Company has been issued;

as notice of these matters may not be filed immediately and, when filed, may not be entered on the records immediately.

(VII)	The right to rely on provisions of the Underwriting Agreement, the Indenture and the Notes which provide for the severability of its provisions which are inoperative, unenforceable or invalid in any jurisdiction is at the sole discretion of the French courts.

(VIII)	Any provision of the Underwriting Agreement, the Indenture and the Notes that treats a certificate, statement, opinion, determination or other matter as final and conclusive will not necessarily prevent an inquiry by a French court into the merits of a claim by an aggrieved party.

(IX)	Any indemnity provision entitling a party to recover its legal and other enforcement costs and expenses from another may be limited to the recovery of such costs and expenses as the French courts deems appropriate.

Annex B

(X)	We do not express any opinion as to the currency in which a French court would order payment of an amount due pursuant to the Underwriting Agreement, the Indenture or the Notes. A foreign currency judgment may be subject to conversion into euro at a rate of exchange prevailing other than that on the effective date of payment or on the date of judgment.

(XI)	A conditional obligation arising under an agreement may not be enforced by a French court if the determination as to whether the condition has been satisfied is left to the discretionary power of the obligor since such condition could be considered purement potestative. If such purement potestative condition were considered to be an essential obligation of the agreement, such agreement may itself be considered invalid, notwithstanding any provision to the contrary.

(XII)	We express no opinion as to the validity or enforceability in France or before a French court of any provisions of the Underwriting Agreement, the Indenture or the Notes which require increased payments in respect of any withholding or deduction required under the laws of France.

All of the opinions expressed herein are rendered solely as of the date hereof. We assume no obligations to update such opinions to reflect any facts or circumstances which may hereafter come to our attention or any changes in the law which may hereafter occur. The opinions expressed herein are solely with respect to the transactions referred to herein and are solely for the benefit of the addressees hereof in their capacity as such in connection with the offering of the Notes. The opinions herein may not be referred to or relied upon for any other purpose or disclosed in whole or in part to any other parties except that the addressees may provide a copy of this opinion to their legal counsel.

This opinion is given on the basis that it is to be governed by, and construed in accordance with, French law.

Very truly yours,

Annex C

FORM OF OPINION OF HEAD OF CORPORATE LEGAL AFFAIRS

C-1